UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 5, 2011

Carrols Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33174	16-1287774
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street, Syracuse, New York		13203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (315) 424-0513

N/A

(Former name or former address, if changed since last report.)

Carrols Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-06553	16-0958146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street, Syracuse, New York		13203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (315) 424-0513

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITVE AGREEMENT.

On August 5, 2011, Fiesta Restaurant Group, Inc. (“Fiesta Restaurant Group”), as issuer, the indirect wholly-owned subsidiary of Carrols Restaurant Group, Inc. (“Carrols Restaurant Group”) and the wholly-owned subsidiary of Carrols Corporation (“Carrols”) and certain subsidiaries of Fiesta Restaurant Group (the “Guarantors”) entered into an Indenture (the “Indenture”) with The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), as trustee, governing $200 million principal amount of 8.875% Senior Secured Second Lien Notes due 2016 of Fiesta Restaurant Group (the “Notes”) sold in a private placement which was consummated on August 5, 2011, as further described in “Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant” which is incorporated by reference in this Item 1.01. Fiesta Restaurant Group, through its subsidiaries, owns and operates Carrols Restaurant Group’s two quick-casual restaurant brands, Pollo Tropical and Taco Cabana.

In connection with the sale of the Notes, on August 5, 2011, Fiesta Restaurant Group and the Guarantors entered into a Second Lien Security Agreement (the “Second Lien Security Agreement”) with The Bank of New York Mellon Trust Company, N.A. (the “Collateral Agent”), as collateral agent. Pursuant to the Second Lien Security Agreement, Fiesta Restaurant Group and the Guarantors pledged and granted to the Collateral Agent for the benefit of itself, the holders of the Notes and the secured parties specified therein, a second lien on and security interest in all of the right, title and interest in substantially all of the assets of Fiesta Restaurant Group and the Guarantors.

On August 5, 2011, Carrols and The Bank of New York Mellon, the trustee under the indenture (the “Existing Indenture”) governing Carrols 9% Senior Subordinated Notes due 2013 (the “Existing Carrols Notes”), entered into a supplemental indenture that amends the Existing Indenture. The amendments became operative when $118,366,000 principal amount of the Existing Carrols Notes that were validly tendered on or prior to 5:00 p.m. on August 4, 2011, the expiration of the consent solicitation period, were accepted for payment and paid for by Carrols on August 5, 2011 pursuant to the terms of the previously announced tender offer for the Existing Carrols Notes, which has not yet expired. The amendments will, among other things, eliminate a significant portion of the restrictive covenants in the Existing Indenture and eliminate certain events of default. The elimination (or, in certain cases, amendment) of these restrictive covenants and other provisions permit Carrols and its subsidiaries to, among other things, incur indebtedness, pay dividends or make other restricted payments, incur liens or make investments, in each case which otherwise may not have been permitted pursuant to the Existing Indenture. The amendments to the Existing Indenture are binding upon the holders of Existing Carrols Notes not tendered into the tender offer.

On August 5, 2011, Fiesta Restaurant Group and the Guarantors entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Wells Fargo Securities, LLC and Jefferies & Company, Inc. in connection with the sale of $200 million principal amount of the Notes. In general, the Registration Rights Agreement provides that Fiesta Restaurant Group and the Guarantors will agree to file, and cause to become effective and within the time periods specified in the Registration Rights Agreement, a registration statement with the Securities and Exchange Commission (the “SEC”) relating to an offer to holders of the Notes to exchange the Notes for an issue of notes registered under the Securities Act of 1933, as amended, with terms identical to the Notes (the “Exchange Notes”). In general, under the Registration Rights Agreement, Fiesta Restaurant Group will be required to file a registration statement for the Exchange Notes with the SEC within 270 days of August 5, 2011 and will be required to consummate the exchange of the Notes for Exchange Notes within 360 days of August 5, 2011.

On August 5, 2011, Fiesta Restaurant Group, as borrower and the Guarantors, as guarantors, entered into a Credit Agreement dated as of August 5, 2011 (the “Fiesta Loan Agreement”) with Wells Fargo Bank, National Association, as administrative agent and the lenders party thereto (individually, a “Lender” and, collectively, the “Lenders”) as further described in “Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant” which is incorporated by reference in this Item 1.01.

In connection with the Fiesta Loan Agreement, on August 5, 2011, Fiesta Restaurant Group and the Guarantors entered into a First Lien Security Agreement (the “First Lien Security Agreement”) with Wells Fargo Bank, National Association (the “Administrative Agent”), as administrative agent for the Lenders party to the Fiesta Loan Agreement. Pursuant to the First Lien Security Agreement, Fiesta Restaurant Group and the Guarantors pledged and granted to the Administrative Agent for the benefit of the Administrative Agent and the Lenders, a first lien on and security interest in all of the right, title and interest in substantially all of the assets of Fiesta Restaurant Group and the Guarantors. In addition, under the First Lien Security Agreement all of the outstanding capital stock of the direct and indirect subsidiaries of Fiesta Restaurant Group was pledged as security to the Administrative Agent for the benefit of the secured parties.

On August 5, 2011, Carrols LLC (“Carrols LLC”), as borrower, an indirect wholly-owned subsidiary of Carrols Restaurant Group and a wholly-owned subsidiary of Carrols entered into a Credit Agreement dated as of August 5, 2011 (the “Carrols LLC Loan Agreement”) with Wells Fargo Bank, National Association, as administrative agent, M&T Bank, as syndication agent, Regions Bank, as documentation agent and the lenders party thereto (individually, a “Carrols LLC Lender” and, collectively the “Carrols LLC Lenders”) as further described in “Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant” which is incorporated by reference in this Item 1.01.

In connection with the Carrols LLC Loan Agreement, on August 5, 2011, Carrols LLC entered into a Security Agreement (the “Security Agreement”) with Wells Fargo Bank, National Association (the “Carrols LLC Administrative Agent”), as administrative agent for the Carrols LLC Lenders party to the Carrols LLC Loan Agreement. Pursuant to the Security Agreement, Carrols LLC pledged and granted to the Carrols LLC Administrative Agent for the benefit of itself, the Carrols LLC Lenders and the other secured parties, a lien on and security interest in all of the right, title and interest in substantially all of the assets of Carrols LLC.

In addition, in connection with the Carrols LLC Loan Agreement Carrols LLC pledged all of the outstanding capital stock of any future direct and indirect subsidiaries of Carrols LLC pursuant to a Pledge Agreement (the “Pledge Agreement”) dated as of August 5, 2011 among Carrols LLC and the Carrols LLC Administrative Agent, for the benefit of itself, the Carrols LLC Lenders and other secured parties was pledged as security to the Carrols LLC Administrative Agent.

In connection with the Carrols LLC Loan Agreement Carrols also pledged of all of its ownership interests of Carrols LLC pursuant to a Holdings Pledge Agreement (the “Holdings Pledge Agreement”) dated as of August 5, 2011 between Carrols and the Carrols LLC Administrative Agent, for the benefit of the Carrols LLC Lenders and other secured parties.

On August 5, 2011, Fiesta Restaurant Group entered into a Management Services Agreement (the “Fiesta Management Services Agreement”) with Carrols pursuant to which Carrols will provide certain corporate services to Fiesta Restaurant Group, including executive management services, accounting services, information systems support, treasury functions, legal functions, employee compensation and benefits management, risk management, lease administration and investor relations. Under the Fiesta Management Services Agreement, Fiesta Restaurant Group will pay fees and expenses related thereto to Carrols as determined by Carrols, in its sole discretion, consistent with past practices. The Indenture and the Fiesta Loan Agreement provide that payments under the Fiesta Management Services Agreement cannot exceed $12 million annually with an increase of $1 million permitted per year. The Fiesta Management Services Agreement will terminate (1) automatically upon the consummation of the previously disclosed spin-off of Fiesta Restaurant Group by Carrols Restaurant Group or when the Notes are no longer outstanding and the Fiesta Loan Agreement has been terminated or (2) by mutual agreement of the parties. In addition, the parties to the Fiesta Management Services Agreement may amend its terms at any time subject to the limitations contained in the Indenture and the Fiesta Loan Agreement.

On August 5, 2011, Carrols LLC entered into a Management Services Agreement (the “Carrols LLC Management Services Agreement”) with Carrols pursuant to which Carrols will provide certain corporate services to Carrols LLC, including executive management services, accounting services, information systems support, treasury functions, legal functions, employee compensation and benefits management, risk management, lease administration and investor relations. Under the Carrols LLC Management Services agreement, Fiesta Restaurant Group will pay fees and expenses related thereto to Carrols as determined by Carrols, in its sole discretion, consistent with past practices. The Carrols LLC Loan Agreement provide that payments under the Fiesta Management Services Agreement cannot exceed $12 million annually with certain increases permitted per quarter and per year as specified in the Carrols LLC Loan Agreement. The Carrols LLC Management Services Agreement will terminate (i) automatically on the (1) date of the consummation of the spin-off transaction whereby Carrols Restaurant Group and Fiesta Restaurant Group will become two separate publicly traded companies, or (2) date on which the Carrols LLC Loan Agreement has been terminated or (ii) upon mutual agreement of the parties. In addition, the parties to the Carrols LLC Management Services Agreement may amend its terms at any time subject to the limitations contained in the Carrols LLC Loan Agreement.

ITEM 1.02.	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On August 5, 2011, Carrols repaid all outstanding borrowings and other obligations under its existing senior credit facility which was governed by the Loan Agreement (the “Existing Agreement”), dated as of March 9, 2007, by and among Carrols, Wells Fargo Bank (successor by merger to Wachovia Bank, National Association), as administrative agent, and the lenders named therein, as amended by the First Amendment to Loan Agreement (the “First Amendment” and together with the Existing Agreement, the “Existing Loan Agreement”), dated as of July 2, 2007, by and among Carrols, Wells Fargo Bank (successor by merger to Wachovia Bank, National Association), as administrative agent, and the lenders named therein. Carrols repaid all outstanding obligations under the Existing Loan Agreement through a distribution by Carrols LLC of net proceeds of term loan borrowings under the Carrols LLC Loan Agreement and a payment and dividend by Fiesta Restaurant Group to Carrols of net proceeds from the sale of $200 million principal amount of the Notes. Carrols terminated the Existing Loan Agreement and all instruments and documents related thereto.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On August 5, 2011, Fiesta Restaurant Group and the Guarantors entered into an Indenture with the Trustee governing the Notes. The Indenture provides that the Notes will mature on August 15, 2016 and will bear interest at the rate of 8.875% per annum, payable semi-annually on February 15 and August 15 of each year, beginning on February 15, 2012. The entire principal amount of the Notes will be due and payable in full on the maturity date. The Indenture further provides that Fiesta Restaurant Group may redeem some or all of the Notes at any time after February 15, 2014 at the redemption prices described therein. In addition, the Indenture also provides that Fiesta Restaurant Group may redeem up to 35% of the Notes using the proceeds of certain equity offerings completed before February 15, 2014. The Indenture also provides that Fiesta Restaurant Group must offer to purchase the Notes if it sells certain of its assets or if specific kinds of changes in control occur, all as set forth in the Indenture. The Notes are secured by second-priority liens on substantially all of Fiesta Restaurant Group’s and the Guarantors’

assets pursuant to the Second Lien Security Agreement, subject to an intercreditor agreement with the Administrative Agent acting on behalf of the Lenders with respect to the First Lien Security Agreement and are and will be guaranteed by each of Fiesta Restaurant Group’s existing and future Restricted Subsidiaries (as defined in the Indenture). The Indenture contains certain covenants that limit the ability of Fiesta Restaurant Group and the Guarantors to, among other things: incur indebtedness or issue preferred stock; incur liens; pay dividends or make distributions in respect of capital stock or make certain other restricted payments or investments; sell assets; agree to payment restrictions affecting Restricted Subsidiaries (as defined in the Indenture); enter into transaction with affiliates; or merge, consolidate or sell substantially all of the assets. Such restrictions are subject to certain exceptions and qualifications all as set forth in the Indenture.

On August 5, 2011, Carrols LLC entered into the Carrols LLC Loan Agreement. The Carrols LLC Loan Agreement provides for a senior credit facility comprised of a $20.0 million revolving credit facility (including a sublimit of up to $10.0 million for letters of credit) and $65.0 million principal amount of term loan borrowings. The Carrols LLC Loan Agreement also provides that Carrols LLC has the right to request the Carrols LLC Lenders (although they are under no obligation to make any such loans) for incremental borrowing increases of up to $25 million, in the aggregate to the revolving credit facility and term loan borrowings available under the Carrols LLC Loan Agreement, in accordance with the terms specified in the Carrols LLC Loan Agreement. The Carrols LLC Loan Agreement matures on August 5, 2016. The outstanding $65.0 million principal amount of the term loan borrowings will be repayable in equal quarterly installments beginning on the last day of the fourth fiscal quarter of 2011 of 2.5% of the original principal amount of the term loan borrowings with any remaining outstanding principal amount of term loan borrowings due on August 5, 2016. Carrols LLC used net proceeds of the term loan borrowings from the Carrols LLC Loan Agreement and Fiesta Restaurant Group used the net proceeds of the offering of the Notes, to distribute funds to Carrols to enable Carrols to (i) repurchase Carrols’ outstanding 9% senior subordinated notes due 2013 tendered pursuant to a previously announced cash tender offer and related consent solicitation to amend the Existing Indenture, and pay the related tender premium, (ii) repay outstanding borrowings and other obligations under the Existing Loan Agreement and (iii) pay related fees and expenses. In addition, Carrols LLC used net proceeds of the term loan borrowings from the Carrols LLC Loan Agreement and Fiesta Restaurant Group used the net proceeds of the offering of the Notes, to distribute funds to Carrols to enable Carrols to repurchase Existing Notes through a redemption of the Existing Notes not tendered in the tender offer. Any excess funds distributed to Carrols as provided in the preceding sentence will be used by Carrols for general corporate purposes, including disbursements of funds to Carrols LLC and/or Fiesta Restaurant Group.

Borrowings under the revolving credit facility and term loan borrowings under the Carrols LLC Loan Agreement will bear interest at a rate per annum, at Carrols’ option, of (i) the Alternate Base Rate (as defined in the Carrols LLC Loan Agreement) plus the applicable margin of 2.25% to 4.0% based on Carrols LLC’s Adjusted Leverage Ratio (as defined in the Carrols LLC Loan Agreement) (with an initial applicable margin set at 2.75% until the delivery of financial statements to the Carrols LLC Administrative Agent and the Carrols LLC Lenders for the fourth fiscal quarter of 2011) or (ii) the LIBOR Rate (as defined in the Carrols LLC Loan Agreement) plus the applicable margin of 3.25% to 4.0% based on Carrols’ LLC’s Adjusted Leverage Ratio (with an initial applicable margin set at 3.75% until the delivery of financial statements to the Carrols LLC Administrative Agent and the Carrols LLC Lenders for the fourth fiscal quarter of 2011).

Carrols LLC’s obligations under the Carrols LLC Loan Agreement are secured by substantially all of the assets of Carrols LLC pursuant to the Security Agreement and the Pledge Agreement. In addition, such obligations are secured by a pledge by Carrols of all of the outstanding equity interests of Carrols LLC pursuant to the Holdings Pledge Agreement.

Under the Carrols LLC Loan Agreement, Carrols LLC will be required to make mandatory prepayments of revolving credit facility borrowings and principal on term loan borrowings (i) annually in an amount equal to 50% to 100% of Excess Cash Flow (as defined in the Carrols

LLC Loan Agreement) based on Carrols LLC’s Adjusted Leverage Ratio (as defined in the Carrols LLC Loan Agreement) and (ii) in the event of dispositions of assets, debt issuances and insurance and condemnation proceeds (all subject to certain exceptions).

The Carrols LLC Loan Agreement contains certain covenants, including, without limitation, those limiting Carrols LLC and the its domestic subsidiaries’ from time to time a party thereto ability to, among other things, incur indebtedness, incur liens, sell or acquire assets or businesses, change the character of its business in all material respects, engage in transactions with related parties, make certain investments, make certain restricted payments or pay dividends. In addition, the Carrols LLC Loan Agreement requires Carrols LLC to meet certain financial ratios, including a Fixed Charge Coverage Ratio and Adjusted Leverage Ratio (all as defined under the Carrols LLC Loan Agreement).

Under the Carrols LLC Loan Agreement, the Lenders may terminate their obligation to advance and may declare the unpaid balance of borrowings, or any part thereof, immediately due and payable upon the occurrence and during the continuance of customary defaults which include, without limitation, payment default, covenant defaults, bankruptcy type defaults, defaults on other indebtedness, judgments or upon the occurrence of a change of control (as specified therein).

On August 5, 2011, Fiesta Restaurant Group and the Guarantors entered into the Fiesta Loan Agreement. The Fiesta Loan Agreement provides for a revolving credit facility of a $25.0 million (including a sublimit of up to $10.0 million for letters of credit). The Fiesta Loan Agreement also provides that Fiesta Restaurant Group has the right to request the Lenders (although they are under no obligation to make any such loans) for incremental revolving credit borrowing increases of up to $5 million, in the aggregate, in accordance with the terms specified in the Fiesta Loan Agreement. The Fiesta Loan Agreement matures on February 5, 2016. Fiesta Restaurant Group will use any borrowings under the Fiesta Loan Agreement to finance ongoing working capital requirements and other general corporate purposes. Fiesta Restaurant Group did not make any revolving credit borrowings under the Fiesta Loan Agreement at closing on August 5, 2011.

Borrowings under the Fiesta Loan Agreement will bear interest at a rate per annum, at Fiesta’s option, of (i) the Alternate Base Rate (as defined in the Fiesta Loan Agreement) plus the applicable margin of 2.0% to 2.75% based on Fiesta’s Adjusted Leverage Ratio (as defined in the Fiesta Loan Agreement) (with an initial applicable margin set at 2.5% until the delivery of financial statements for the fourth fiscal quarter of 2011) or (ii) the LIBOR Rate (as defined in the Fiesta Loan Agreement) plus the applicable margin of 3.0% to 3.75% based on Fiesta’s Adjusted Leverage Ratio (with an initial applicable margin set at 3.5% until the delivery of financial statements for the fourth fiscal quarter of 2011).

Fiesta Restaurant Group’s obligations under the Carrols LLC Loan Agreement are secured by substantially all of the assets of Fiesta Restaurant Group and the Guarantors (including a pledge of all of the capital stock and equity interests of the Guarantors) pursuant to the First Lien Security Agreement.

Under the Fiesta Loan Agreement, Fiesta Restaurant Group will be required to make mandatory prepayments of borrowings in the event of dispositions of assets, debt issuances and insurance and condemnation proceeds (all subject to certain exceptions).

The Fiesta Loan Agreement contains certain covenants, including, without limitation, those limiting Fiesta Restaurant Group’s and the Guarantors’ ability to, among other things, incur indebtedness, incur liens, sell or acquire assets or businesses, change the character of its business in all material respects, engage in transactions with related parties, make certain investments, make certain restricted payments or pay dividends. In addition, the Fiesta Loan Agreement requires Fiesta Restaurant Group to meet certain financial ratios, including Fixed Charge Coverage Ratio and Adjusted Leverage Ratio (all as defined under the Fiesta Loan Agreement).

Under the Fiesta Loan Agreement, the Lenders may terminate their obligation to advance and may declare the unpaid balance of borrowings, or any part thereof, immediately due and payable upon the occurrence and during the continuance of customary defaults which include, without limitation, payment default, covenant defaults, bankruptcy type defaults, defaults on other indebtedness, judgments or upon the occurrence of a change of control (as specified therein).

ITEM 8.01	OTHER EVENTS

On August 5, 2011, Fiesta Restaurant Group completed its sale of $200 million principal amount of the Notes. The Notes were issued pursuant to the Indenture.

On August 5, 2011, Carrols Restaurant Group and Carrols issued a press release announcing that Fiesta Restaurant Group closed its sale of the Notes. The entire text of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Carrols Restaurant Group, Inc. and Carrols Corporation Press Release, dated August 5, 2011.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS RESTAURANT GROUP, INC.

Date:	August 8, 2011
By:	/s/ Joseph A. Zirkman
Name:	Joseph A. Zirkman
Title:	Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS CORPORATION

Date:	August 8, 2011
By:	/s/ Joseph A. Zirkman
Name:	Joseph A. Zirkman
Title:	Vice President, General Counsel and Secretary